SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

July 19, 2010
Date of Report (Date of earliest event reported)

GRYPHON RESOURCES, INC.
(Exact name of small business issuer as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File # 000-53371
 (Commission File Number)

98-0465540
 (IRS Employer Identification Number)

1313 East Maple Street, Suite 201-462
Bellingham, Washington 98225
(Address of principal executive offices)

360.685.4238
 (Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 1 – REGISTRANT’S BUSINESS AND OPERTIONS

Item 1.01 – Entry Into a Material Definitive Agreement

On July 19, 2010, Gryphon Resources Inc. (the “Company”) entered into an option (the “L.G. Agreement”) to purchase certain mineral exploration rights from Mr. Noel Cousins and Mr. Steven Van Ert to a property in South-eastern Arizona, USA, named the L.G. Property. Mr. Cousins and Mr. Van Ert (collectively the “Vendors”) each owned a 50% interest in the mineral exploration rights to the L.G. Property and held the sole right, title and interest to the L.G. Property exploration rights (subject to the rights and title of the State of Arizona), free and clear of all liens and encumbrances. Through the L.G. Agreement, the Vendors granted an exclusive option to Gryphon to purchase a 100% undivided right, title and interest in Vendors’ rights to the Property, and Gryphon acquired an option to purchase Vendors’ rights to the Property from Vendors, upon the terms and conditions set forth in the L.G. Agreement (attached hereto as Exhibit A).

To exercise the option included in the L.G. Agreement (the “Option”), Gryphon must: (i) pay the aggregate sum of $240,000 to Vendors; (ii) incur an aggregate of at least $550,000 of Expenditures on the Property; and (iii) issue an aggregate of 1,000,000 restricted shares of common stock in Gryphon (or any public company created by Gryphon for the purpose of development of the Property).

To implement exercise of the Option, and maintain the Option in effect, Gryphon has agreed to:

(a)	pay Vendors the following cash sums on or before the dates described below:
	(i)	$15,000 upon execution of this Agreement;
	(ii)	$15,000 on or before August 10, 2010;
	(iii)	$50,000 on or before March 1, 2011;
	(iv)	$60,000 on or before March 1, 2012; and
	(v)	$100,000 on or before March 1, 2013.

(b)	incur the following Expenditures on or with respect to the Property, by the following dates:
	(i)	$50,000 within 12 months following the Execution Date;
	(ii)	an additional $100,000 on or before 24 months following the Execution Date;
	(iii)	$200,000 on or before 36 months following the Execution Date; and
	(iv)	$200,000 on or before 48 months following the Execution Date.

(c)	cause Gryphon to issue shares to the Vendors in the following amounts:
	(i)	250,000 restricted common shares upon execution of this Agreement;
	(ii)	250,000 restricted common shares on or before February 1, 2011;
	(iii)	250,000 restricted common shares on or before February 1, 2012; and
	(iv)	250,000 restricted common shares on or before February 1, 2013.

Once Gryphon has paid the Option Price in full, Gryphon will have exercised the Option and have acquired an undivided 100% right, title and interest in and to the L.G. Property, Gryphon will then be obligated to pay the following additional consideration:

(a)     1,000,000 restricted shares of Gryphon common stock;

(b)     a minimum annual royalty of $150,000 on or before December 31, 2014 and a minimum annual royalty of $150,000 every 12 months  for each year that Gryphon holds the Property;

(c)     a 5% (five percent) Gross Production Royalty on lithium minerals actually produced and sold from the L.G. Property; and

(d)     a 3-1/2% (three and one-half percent) Net Returns Royalty on all other minerals actually produced and sold from the L.G. Property.

Under the terms of the L.G. Agreement, the Vendors have also agreed that common shares issued to them will be subject to a negotiated one-year holding period from the scheduled date of issuance in the L.G. Agreement before they can be offered for sale and that, when issued, each set of such securities shall be held in trust for the Vendors by Gryphon’s attorney, until each respective one year hold period has expired at which time the shares will be forwarded to the Vendors.

SECTION 9 – FINANCIAL STATEMENTS AND EXIHIBITS

Item 9.01 – Financial Statements and Exhibits

Exhibit 10.1 – Material Definitive Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRYPHON RESOURCES, INC.

/s/ Alan Muller
Alan Muller,
President and CEO
Dated:  July 22, 2010